Fees Summary	Mar. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,602,826.74
Previously Paid Amount	497.55
Total Fee Amount	497.55
Total Offset Amount	0.00
Net Fee	$ 0.00